SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)              JUNE 30, 2003
                                                              -------------


                           WESTELL TECHNOLOGIES, INC.
               (Exact name of registrant as specified in charter)


         DELAWARE                        0-27266            36-3154957
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     (State of other jurisdiction        (Commission            (IRS Employer
           of incorporation)            File Number)         Identification No.)


750 NORTH COMMONS DRIVE, AURORA, ILLINOIS                        60504
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code (630) 898-2500
                                                   -----------------------------


                                       N/A
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          (Former name or former address, if changed since last report)



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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  Exhibit No.

                  99.1 Transcript of interview of the Chief Financial Officer of Westell Technologies, Inc. with CNBC on June 30, 2003.

ITEM 9.           REGULATION FD DISCLOSURE

         On June 30, 2003, Nicholas Hindman, the Chief Financial Officer of Westell Technologies, Inc., was interviewed by CNBC, a copy of the transcript is attached herewith as Exhibit 99.1.

         The information in this Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference in any other filing under the Securities Exchange Act of 1934 or the Securities Act of 1933.

         "SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT 1995: Certain statements contained herein and in the exhibit attached hereto, including, without limitation, statements containing the words "believe," "goal," " on track, " "anticipate," "committed" "expectation," "expect," "estimate", "await," "continue," "intend," "may," "will," "should," and similar expressions are forward looking statements that involve risks and uncertainties. These risks include, but are not limited to, product demand and market acceptance risks, need for financing, the economic downturn in the U.S. economy and telecom market, the impact of competitive products or technologies, competitive pricing pressures, product development, excess and obsolete inventory due to new product development, commercialization and technological delays or difficulties (including delays or difficulties in developing, producing, testing and selling new products and technologies), the effect of Westell's accounting policies, the need for additional capital, the effect of economic conditions and trade, legal social and economic risks (such as import, licensing and trade restrictions) and other risks more fully described in Westell's Annual Report on Form 10-K for the fiscal year ended March 31, 2003 under the section "Risk Factors". Westell undertakes no obligation to release publicly the result of any revisions to these forward looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  WESTELL TECHNOLOGIES, INC.



Date:  July 3, 2003                         By:   /s/ E. Van Cullens
                                                  ------------------------------
                                                  E. Van Cullens
                                                  President and Chief Executive
                                                    Officer